UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

LIFEMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

236 Fifth Avenue, Suite 400

New York, NY 10001

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Global Market
8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	LFMDP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 5, 2025, LifeMD, Inc. (the “Company”) issued a press release announcing that it has rescheduled its third quarter 2025 earnings release and conference call to Monday, November 17, 2025. The Company expects to file a Form 12b-25 as needed, notifying the U.S. Securities and Exchange Commission of a late filing of its Form 10-Q for the period ended September 30, 2025.

The change to LifeMD’s third quarter 2025 earnings release date relates to corrections the Company identified following data system migrations related to the recognition of revenue with offsetting related balance sheet accounts for the twelve months ended December 31, 2024 and the six months ended June 30, 2025. The cumulative impact of these changes will be approximately $4.6 million, or approximately 1.4% of cumulative revenue reported during that period. Based on the Company’s assessment, these required adjustments will not materially impact how reported revenue results compared to guidance for the reporting periods during this timeframe. Required adjustments will not impact the Company’s cash flow or cash position.

LifeMD expects to issue its third quarter 2025 earnings press release on or around 4:05 p.m. Eastern time on Monday, November 17, 2025, followed by the conference call at 4:30 p.m. Eastern time

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information contained in the Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

This filing includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the impact of recently discovered errors that originated in prior periods and were identified by the Company in the preparation of its third quarter 2025 financial statements that the Company is evaluating, including the potential impact of these matters on internal control over financial reporting. Forward-looking statements contained in this filing may be identified by the use of words such as: “believe,” “expect,” “anticipate,” “project,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” “predict,” “continue,” and “potential,” or, in each case, their negative or other variations or comparable terminology referencing future periods. The preliminary determinations above are subject to adjustment as the Company prepares its financial statements and disclosures for the three and nine months ended September 30, 2025, and such adjustments may be significant. The Company’s auditors have not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary determinations described above. Factors that could materially affect these forward looking statements include, but are not limited to: the completion of the review of the accounting matters identified, including the potential impact on internal control over financial reporting, as well as those factors set forth in our Form 10-K (and other forms) filed with the Securities and Exchange Commission.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, “Risk Factors” identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

Any forward-looking statement made in the filing is based on information currently available to us as of the date on which this release is made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required under applicable law or regulation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEMD, INC.

Dated:	November 5, 2025	By:	/s/ Marc Benathen
Marc Benathen
Chief Financial Officer